Exhibit 10.2

Osprey Energy Acquisition Corp.

1845 Walnut Street, 10th Floor

Philadelphia, PA 19103

June 3, 2018

[Holder]

[Address]

Ladies and Gentlemen:

As you know, Osprey Energy Acquisition Corp, a Delaware corporation (the “Issuer”), has proposed to enter into a Contribution Agreement (the “Contribution Agreement”), by and among the Issuer, Royal Resources L.P., a Delaware limited partnership (“Royal LP”), Royal Resources GP L.L.C., a Delaware limited liability company (“Royal GP”, and collectively with Royal LP, “Royal”), Noble Royalties Acquisition Co., LP, a Delaware limited partnership, Hooks Ranch Holdings LP, a Delaware limited partnership, DGK ORRI Holdings, LP, a Delaware limited partnership, pursuant to which the Issuer will acquire all of the mineral interests, royalty and overriding royalty assets of Royal on the terms and subject to the conditions set forth therein (the “Transactions”).

The parties to this Letter Agreement acknowledge that the undersigned (the “Holder”) and/or certain of its affiliates own beneficially as of the date hereof shares of Class A Common Stock, par value $0.0001 (the “Class A Common Stock”), of the Issuer, and that, pursuant to the Amended and Restated Certificate of Incorporation (the “Charter”) of the Issuer, the Holder would have certain rights with respect to the redemption of the such shares of Class A Common Stock pursuant to the Charter in connection with the Transactions. As a condition to its willingness to enter into the Contribution Agreement, the Issuer has required that the Holder executes and delivers this Letter Agreement.

In consideration of the foregoing and the mutual acknowledgments, understandings, and agreements contained in this Letter Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer and the Holder hereto agree as follows:

1. Pre-Closing Lock-up and Waiver of Redemption Rights.  Holder covenants and agrees that neither it nor any of its controlled affiliates shall (i) directly or indirectly transfer (other than to any fund or account managed by the same investment manager as the Holder), sell, offer, exchange, assign, pledge (other than pursuant to standardized pledge arrangements with the Holder’s prime brokers) or otherwise dispose any shares of Class A Stock Common Stock it or its affiliates own beneficially or of record, or any voting or economic interest therein, as of and following the date hereof through the earlier of (1) the date of the consummation of the Transactions (the “Closing Date”) and (2) the termination of the Contribution Agreement in accordance with its terms or (ii) exercise, and on behalf of itself and its affiliates hereby irrevocably waives, any and all redemption rights under the Charter in connection with the Transactions or the special meeting of the stockholders of the Issuer to take place in connection with the Transactions with respect to any Class A Common Stock that it or its affiliates own beneficially or of record as of or following the date hereof.

2. Miscellaneous.

a. Holder acknowledges that the Issuer and others will rely on the acknowledgments, understandings and agreements contained in this Letter Agreement. Holder agrees to promptly notify the Issuer if any of the acknowledgments, understandings or agreements set forth herein are no longer accurate in all material respects.

b. Each of the Issuer and Holder is entitled to rely upon this Letter Agreement and is irrevocably authorized to produce this Letter Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

c. Neither this Letter Agreement nor any rights that may accrue to Holder hereunder may be transferred or assigned. Neither this Letter Agreement nor any rights that may accrue to the Issuer hereunder may be transferred or assigned.

d. This Letter Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

e. This Letter Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

f. Except as otherwise provided herein, this Letter Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

g. If any provision of this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Letter Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

h. This Letter Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

i. Holder shall pay all of its own expenses in connection with this Letter Agreement and the transactions contemplated hereby.

j. Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Holder, to such address or addresses set forth on the signature page hereto;

(ii) if to the Issuer, to:

Osprey Energy Acquisition Corp.

1846 Walnut Street, 10th Floor

Philadelphia, PA 19103

Attention: Jeffrey F. Brotman

Fax: (215) 640-6344

with a required copy to (which copy shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019
Attention:	David K. Lam
Telephone:	(212) 403-1000
Facsimile:	(212) 403-2000
E-mail:	dklam@wlrk.com

k. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Letter Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Letter Agreement and to enforce specifically the terms and provisions of this Letter Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l. This Letter Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Letter Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Letter Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS LETTER AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS LETTER AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS LETTER AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 2(j) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 2(l).

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer and Holder has executed or caused this Letter Agreement to be executed by its duly authorized representative as of the date set forth below.

OSPREY ENERGY ACQUISITION CORP.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

Date:             , 2018

[Signature Page to Lockup Letter Agreement]